UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period:  3/31/14

Item 1.  Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

March 31, 2014

Altegris Equity Long Short Fund

A Series of Northern Lights Fund Trust

Annual Report

Class A (ELSAX)
Class C (ELSCX)
Class I (ELSIX)
Class N (ELSNX)

ADVISED BY

SUB-ADVISED BY

Chilton Investment Company, LLC
1290 East Main Street Floor 1
Stamford, CT 06092

Harvest Capital Strategies, LLC
600 Montgomery Street, 20th Floor
San Francisco, CA 94111

Visium Asset Management, LP
950 Third Avenue, 29th Floor
New York, NY 10022

888.524.9441 www.altegris.com/mutualfunds

Altegris Equity Long Short Fund

Annual Letter to Shareholders for the 12-Month Period Ending March 31, 2014

Dear Investor:

Market and Performance Summary

For most of the 12 months under review, equity markets continued their unabated ascent. The general upward trajectory was not without speed-bumps along the way; however, each time a dip was experienced, markets quickly reverted to new all-time highs. What was interesting, however, was the fact that conventional investor sentiment ran contrary for most of the time period under review, as bad economic news implied further stimulus, typically driving equity markets higher. Good economic news led to fears of potential tapering, and generally sent equities south. In the May/June period, a true anomaly occurred; tapering fears peaked, leading to a correlation of risk-on (i.e. equities and credit) and risk-off (i.e. treasuries) assets. Investors experienced a dramatic rise in yields, significant short-term credit spread widening and at the same time, a temporary, yet material, sell-off in stock indices. By Q4 2013, investors appeared convinced that tapering was not, in fact, tightening. More normalized patterns between economic strength and market direction formed, as risk assets rallied on news of positive economic data. Declines in the unemployment rate, stronger than expected GDP figures and less discord in Washington provided ripe timing for the Federal Reserve (Fed) to announce modest tapering while emphasizing that interest rate hikes will not be considered in the near future.

Come 2014, a noticeable shift within US equity markets has been the increase in variability of single name stock moves versus that of the overall market. The increased single name stock dispersion can be attributed to market participants that now seem to be more concerned with justifying single name company valuation levels. What is clear is that the market trajectory this year no longer appears to be on a one-way road of multiple expansion and Fed-infused price appreciation. Equity valuation levels from a trailing and forward 12-month Price/Earnings (P/E), Case Schiller P/E and Dividend Yield perspective have now all reached levels that exceed historical long-term averages, with overall corporate earnings growth struggling to keep pace. As the Fed continues its taper program, the true economic cost of capital (rates at which banks are willing to lend) will shed light on a new reality for the corporate business environment. With these factors in mind, a long/short approach to the market, we believe, is prudent.

Against this backdrop, over the last 12 months the Altegris Equity Long Short Fund (the Fund) has performed as expected: While its low net exposure made it difficult for the Fund to keep up with the broad market’s strong positive returns, the Fund did generate positive alpha1 (+1.2%) versus the S&P 500

1 Long, short or net alpha is not the Fund’s returns. Long, short or net alpha is calculated as the difference between the actual weighted return of a portfolio’s long, short or net positions, respectively, and the expected return. Expected return is designed to factor in the amount of risk assumed, and is defined as compounded total return over a given period using each day’s long, short or net exposure of a portfolio, respectively, multiplied by each day’s benchmark return, where the benchmark is the S&P 500 TR. Long, short or net alpha can be calculated at the Fund-level, where the exposures and returns utilized are those of the Fund, or at the individual sub-adviser-level, where exposures and returns utilized are those of the applicable sub-adviser. All references to alpha achieved by the Fund’s portfolio or a respective sub-advisers’ portion of the portfolio, are for the period April 1, 2013 – March 31, 2014, unless otherwise specified.

Total Return Index (S&P 500 TR). As shown in Figure 1, the Altegris Equity Long Short Fund’s Class A (at NAV), Class I and Class N shares returned 7.76%, 8.04%, and 7.86%, respectively, for the 12 months ending March 31, 2014.

By comparison, during the same period, the HFRI Equity Hedge (Total) Index, HFRX Equity Hedge Index, MSCI World Index and S&P 500 TR returned 10.34%, 7.04%, 16.69% and 21.86%, respectively. The Fund’s net assets under management were $154.6 million as of March 31, 2014.

Figure 1: Altegris Equity Long Short Fund Performance Review | April 1, 2013 – March 31, 2014
			Quarterly Returns
	1-Year	Since Inception*	Q1 2014	Q4 2013	Q3 2013	Q2 2013
Class A (NAV)	7.76%	6.87%	0.66%	2.01%	4.06%	0.86%
Class A (max load)**	1.58%	3.62%	-5.13%	-3.83%	-1.96%	-4.93%
Class C (NAV)*	N/A	2.21%	0.38%	N/A	N/A	N/A
Class I (NAV)	8.04%	7.06%	0.65%	2.10%	4.14%	0.95%
Class N (NAV)	7.86%	6.87%	0.66%	2.01%	4.06%	0.95%
HFRI Equity Hedge (Total) Index	10.34%	8.69%	1.31%	4.70%	4.10%	-0.07%
HFRX Equity Hedge Index	7.04%	6.87%	1.26%	4.18%	2.00%	-0.52%
MSCI World Index	16.69%	14.36%	0.77%	7.61%	7.68%	-0.07%
S&P 500 Total Return Index	21.86%	19.07%	1.81%	10.51%	5.24%	2.91%

* The inception date of Class A, Class I and Class N is 04/30/12; the inception date of Class C is 10/7/13. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

** The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 4.13% for Class A, 4.88% for Class C, 3.88% for Class I and 4.13% for Class N.

The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until January 31, 2015, to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 2.24%, 2.99%, 1.99% and 2.24% of average daily net assets attributable to Class A, Class C, Class I and Class N shares, respectively, subject to possible recoupment in future years.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441. The referenced indices are shown for general market comparisons and are not meant to represent any particular Fund.

Fund Overview

The Fund seeks to generate absolute returns from long-term capital appreciation with moderate correlation to major equity market indices, and to achieve this objective with less volatility than those equity market indices. The Fund aims to achieve these goals through comprehensive sub-adviser selection. The sub-advisers selected for the Fund are experienced hedge fund managers that focus on idiosyncratic stock picking across both long and short portfolios. Sub-adviser weightings are determined through both quantitative reasoning (optimization, gross/long/short/sector/industry/market capitalization exposure, etc.), and qualitative reasoning (strategy representation, diversity, lower net exposure, etc.) The sub-advisers execute their strategies utilizing a deep fundamental research approach to unearth attractive risk/reward situations within individual name equity securities. Sub-advisers also implement rigorous risk and exposure management techniques which seek to insulate their respective portfolios from negative systemic risks. The result is an aggregate expected Fund-level net exposure of 10%-60% under normal market conditions, which has historically held steady between 25%-40% since inception. The intent of having a Fund-level net exposure below 60% is to allow the Fund to generate a greater portion of returns from individual long and short stock selections (alpha) than from directional market exposure (beta).

The Fund is managed by four sub-advisers who specialize in five sub-strategies, primarily within the US equity markets. When combined, these sub-strategies offer diversified equity exposure across sectors and market capitalizations, while exhibiting low levels of correlation to each other.

•

Visium Asset Management (“Visium”) provides a “best ideas” portfolio with exposure across all sectors, with a bias towards mid- and large-cap companies, while carrying a typical net long exposure of 0% – 50%.

•

Chilton Investment Company (“Chilton”) provides a long portfolio with exposure across all sectors, with a focus on GARP (growth at a reasonable price) equities and a short S&P 500 Index hedge, while carrying a typical net long exposure of 40% – 60%.

•

Harvest Capital Strategies’ Financials Strategy (“Harvest Financials”) is specifically focused on the financial sectors, while carrying a typical net exposure of -10% – 25%.

•

Harvest Capital Strategies’ Agriculture/Consumer Strategy (“Harvest Agriculture/Consumer”) allocates capital to stocks that are directly or tangentially related to the agriculture/consumer sectors, while carrying a typical net long exposure of 0% – 60%.

•

OMT Capital Management (“OMT”) provides exposure across all sectors, but focuses largely on growth-oriented small cap companies, while carrying a typical net long exposure of 25% – 75%.

The addition of Chilton as a 20% allocation in late July 2013 has worked to enhance the overall Fund’s net exposure from previous levels, allowing the Fund to be potentially better positioned to capture more market upside during bull markets, while still giving it the potential to preserve capital during market down months. We expect that the addition of Chilton will enhance the overall Fund’s return potential over time without increasing the overall risk profile of the product. Chilton was founded in 1992 and has demonstrated a high level of skill in researching and investing in equities for more than two decades.

As of March 31, 2014, sub-adviser target allocations were as follows:

Figure 2: Equity Long Short Sub-Strategy Target Allocation | March 31, 2014

Target allocation as a percentage of equity long short strategy allocation, excludes cash, cash equivalents and fixed income securities.

Drivers of Fund Performance

Over the past 12 months, the Altegris Equity Long Short Fund delivered positive absolute performance in the midst of a bull market while maintaining a low net exposure. The indiscriminate rally in stocks made short side alpha generation difficult. However, the Fund was able to produce material alpha (+3.9%) on the long side, which was more than enough to offset negative short-side alpha (-2.6%), and returned 7.76% with an average net exposure of 25%-35%. The Fund outperformed its hedged equity benchmarks early, but underperformed in the latter quarters, resulting in slight outperformance of the HFRX Equity Hedge Index and underperformance versus the HFRI Equity Hedge (Total) Index over the time period under review.

Sliced by sector, positions in consumer products and services, both cyclical and non-cyclical, accounted for the biggest piece of the positive Fund attribution pie, with financials as the runner-up. These results are of little surprise, as we have specific financials-centric and agriculture/consumer-centric strategies employed by the Fund, as compared with the remaining strategies which represent far more diversification across sectors. Energy sector positions were the only material detractors (in aggregate) at the Fund-level, excluding a market hedge employed in the face of a nearly 22% gain by the S&P 500 TR Index (see Figure 3).

Figure 3: Performance Attribution by Sector | April 1, 2013 – March 31, 2014

Performance attribution reflects a weight-adjusted allocation based on manager and sector exposure to account for fees and expenses for Class A. Past performance is no guarantee of future results.

Visium’s fundamentally-driven diversified strategy attributed +5.09% to the Fund, broken out into +9.0% long-side attribution and -4.0% from the short-side of the portfolio. The strong positive attribution was garnered on an average allocation of 32% of the Fund’s net assets, and a net exposure generally only ranging from 30%-35%. On an ROIC basis, Visium’s long positions outperformed the S&P 500 TR Index, while their short portfolio detracted materially less than the inverse return of the index2. In fact, Visium was able to produce 10.7% net alpha. The sub-adviser’s success was further punctuated when they dialed back exposure late in the year making them less susceptible to the selloff witnessed in January 2014. Gains were driven by consumer sectors, and financials, technology and industrial sectors also contributed substantial positive gains.

OMT manages a long and short portfolio with a heavy bias towards small capitalization growth and technology stocks. The manager favors long positions in undervalued companies that offer a steady growth trajectory, proven business models, defensible balance sheets and strong management teams. Short positions are generally taken in companies with unsustainable growth and promotional management teams, often where exuberant forward looking prospects drive the bulk of valuation and price. 2013 was the perfect storm for OMT’s short positions given its strategy, as these high-beta or “momentum” stocks were rewarded disproportionately over the time period under review. OMT’s difficulty shorting small cap positions offset almost all positive long-side performance, resulting in attribution of +0.07% to the Fund.

2 Return on Invested Capital (ROIC) is a methodology that seeks to arrive at a return for a long or short portfolio based on the average amount of capital that was invested either long or short over a certain period. The results of this calculation can showcase the value added or detracted by the active decision-making in a portfolio when compared with the passive performance of the general market.

Harvest Financials lagged the broad market and financial sector stock indices over the 12 month period from an absolute return perspective due to their low net exposure, that at most times is close to a market neutral stance. The manager contributed +0.49% to the Fund for the period. Gains were largely generated on the long side, and focused in mortgage servicing and consumer finance companies. The sub-adviser sees increased regulation of the banking system, in addition to the ongoing recovery in housing, as catalysts for both long and short opportunities within the financials sector. The sub-adviser is also positioned to potentially profit from future consolidation in the sector based in part on the onerous task imposed on regional banks in complying with recent increased government regulation. Implementation of applicable controls by these smaller companies may prove too costly, and thus lead to compulsory alignment with larger banks that already have the appropriate staff and economies of scale in place to institute such change.

Harvest Agriculture/Consumer focuses on the entire “production to consumption” agriculture chain and performed well given the poor relative performance of related sectors. For example, the consumer staples and agriculture sectors were up approximately 8.6% and 2.7%3 respectively, versus 22% for the S&P 500 TR Index for the time period under review. The sub-adviser was able to attribute +0.77% to performance with a net exposure ranging from 40%-50%, and an allocation of 15% of the Fund’s net assets. Harvest/Agriculture, like Visium, was able to generate alpha (+1.9%) on the short side of their portfolio. The sub-adviser’s short positions, which consist entirely of potential alpha generators (as opposed to hedges or pairs4), proved fruitful in the 12 months under review. Short positions were focused on processing and distribution, specifically in companies who lack pricing power. Long positions were centered around the agricultural inputs sub-sector, an area which should benefit from elevated grain prices and increasing global demand are likely to continue to drive spending and margin expansion.

Chilton, added to the Fund in late July, participated in only the last two thirds of the period under discussion. The sub-adviser was able to attribute +1.34% to the Fund with a net exposure ranging between 40%-60%, and a 20% allocation of the Fund’s net assets. Compared with the return of the S&P 500 TR Index over this time period, the sub-adviser was able to produce moderate long-side alpha (1.1%). In line with the aggregate Fund-level, Chilton’s gains were driven by positions in the Consumer Non-Cyclical sector, but the manager also fared well in Consumer Cyclical and Basic Materials names, with the market hedge serving as the only material detractor.

3 Represented by the S&P Consumer Staples Select Sector Index and the Market Vectors Global Agribusiness Total Return Index. Source: Bloomberg. The S&P Consumer Staples Select Sector Index is one of nine Select Sector Indexes which together comprise all of the companies in the Standard & Poor’s 500 Composite Stock® Index. The S&P Consumer Staples Select Sector Index includes companies from the following industries: food & staples retailing; household products; food products; beverages; tobacco; and personal products. The Market Vectors Global Agribusiness Total Return Index is a rules-based index intended to track the overall performance of the global agribusiness industry.

4 A Pairs Trade is a strategy of matching a long position with a short position in two stocks of the same sector, where there is belief by the implementer that the long position is undervalued when compared with the short. This creates a hedge against the sector and the overall market that the two stocks are in, and only the relative price moves between the two securities creates profit or loss.

Figure 4: Performance Attribution by Sub-Strategy | April 1, 2013 – March 31, 2014

Performance attribution reflects a weight-adjusted allocation based on manager exposure to account for fees and expenses for Class A. Past performance is no guarantee of future results.

Outlook

The surge in equities throughout 2013 was supported by strong sentiment and technical indicators, as well as relative attractiveness of the asset class. The Fed’s announced reduction in bond-buying near year-end was taken positively, displaying that any taper fears appear to be baked into gains, dissimilar to the reverberations of previous Fed announcements. At the same time, while equities were becoming fair-to-richly valued at a fundamental level, correlations among index constituents were decreasing.

In the first few months of 2014, the key driving point for the Fund was the ability of its sub-advisers to generate absolute gains from both the long and short positions during a reporting period where the market was only slightly positive. The Fund’s net exposure as of the end of the period stood at roughly 37% net long on a dollar adjusted basis, and 40% net long on a beta adjusted basis5. We are confident that tapering will ultimately provide a strong tailwind for alternative strategies in general as markets are in part less driven by central bank actions and more driven by fundamental factors. We also believe that long/short equity will be a primary beneficiary, as managers should potentially be rewarded for their fundamental long and short stock investing as opposed to their overall directionality to the market.

We thank you for investing in the Altegris Equity Long Short Fund, and look forward to enhancing our partnership with you.

Sincerely,

Allen Cheng

Matt Osborne

Senior Vice President

Executive Vice President

Co-Portfolio Manager

Co-Portfolio Manager

INDEX DEFINITIONS

HFRX Equity Hedge Index is comprised of strategies that maintain positions both long and short primarily in equity and equity derivative securities. HFRX Equity Hedge includes funds that have at least $50 million under management and a 24-month track record (typical).

HFRI Equity Hedge (Total) Index tracks funds that maintain positions both long and short in primarily equity derivative securities. Equity hedge managers would typically maintain at least 50% exposure, and may in some cases be entirely invested in equities – both long and short. HFRI Equity Hedge (Total) is a fund weighted index and reflects monthly returns, net of all fees, of funds that have at least $50 million under management or been actively trading for at least twelve months.

MSCI World Index is a free-float adjusted market capitalization weighted index that measures equity market performance of 24 developed market country indices.

S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index.

GLOSSARY

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Alpha. Alpha measures the non-systematic return which cannot be attributed to the market. It shows the difference between a fund’s actual return and its expected return, given its level of systematic (or market) risk (as measured by beta). A positive alpha indicates that the fund has performed better than its beta would predict. Alpha is widely viewed as a measure of the value added or lost by a fund manager.

Beta. Beta is a measure of volatility that reflects the tendency of a security’s returns and how it responds to swings in the markets. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

1075-NLD-5/5/2014

5 Beta adjusted exposure is an alternative view for representing the portfolio’s market exposure, calculated as the sum of each security’s beta, multiplied by that security’s percentage exposure in the portfolio.

Altegris Equity Long Short Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2014

The Fund's performance figures* for the year ended March 31, 2014, compared to its benchmarks:
		Annualized
		Since Inception	Since Inception
	One Year	April 30, 2012	October 7, 2013
Altegris Equity Long Short Fund - Class A	7.76%	6.87%	N/A
Altegris Equity Long Short Fund - Class A with load **	1.58%	3.62%	N/A
Altegris Equity Long Short Fund - Class C	N/A	N/A	2.21%
Altegris Equity Long Short Fund - Class I	8.04%	7.06%	N/A
Altegris Equity Long Short Fund - Class N	7.86%	6.87%	N/A
HFRX Equity Hedge Index ***	7.04%	6.87%	5.25%
S&P 500 Total Return Index ****	21.86%	19.07%	12.84%

* The performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-888-524-9441.

** Class A with load total return is calculated using the maximum sales charge of 5.75%.

*** HFRX Equity Hedge Index: Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.  Investors cannot invest directly in an index.

**** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.   Investors cannot invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment | April 30, 2012 – March 31, 2014 Past performance is not necessarily indicative of future results.

***** Initial investment has been adjusted for the maximum sales charge of 5.75%.

Top Ten Holdings by Industry	% of Net Assets
Retail	17.7%
ETF.	14.3%
Banks	8.6%
Chemicals	7.2%
Food	6.8%
Semiconductors	6.1%
Diversified Financial Services	6.0%
Internet	5.8%
Transportation	5.0%
Pharmaceuticals	4.7%
Other, Assets Less Liabilities	17.8%
100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund's holdings.

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS
March 31, 2014

Shares	INVESTMENTS- 88.9%	Value
	COMMON STOCK - 88.9%
	ADVERTISING - 0.3%
19,531	WPP PLC	$ 402,793

	AGRICULTURE - 0.5%
9,515	Bunge Ltd. +	756,538

	APPAREL - 0.1%
566	Hermes International	188,476

	AUTO PARTS & EQUIPMENT 0.5%
1,639	Allison Transmission Holdings, Inc.	49,072
29,756	Dana Holding Corp. +	692,422
		741,494
	BANKS - 6.7%
101,170	Bank of America Corp. +	1,740,124
6,990	BNCCORP, Inc. *	92,618
8,202	Citigroup, Inc.	390,415
20,149	Guaranty Bancorp	287,129
71,405	Heritage Oaks Bancorp *	576,952
5,903	J.P. Morgan Chase & Co.	358,371
10,313	Metro Bancorp, Inc. *	218,017
23,193	North Valley Bancorp *	560,807
169,397	Regions Financial Corp.	1,882,001
12,633	Square 1 Financial, Inc. *	253,923
14,087	State Street Corp.	979,751
34,522	Talmer Bancorp, Inc. *	505,402
29,063	US Bancorp	1,245,640
26,703	Wells Fargo & Co. +	1,328,207
		10,419,357
	BEVERAGES - 3.4%
13,267	Anheuser-Busch InBev - ADR	1,397,015
22,451	Brown-Forman Corp. +	2,013,630
37,940	Crimson Wine Group, Ltd. *,+	335,769
12,363	Diageo PLC - ADR +	1,540,306
		5,286,720
	CHEMICALS - 6.9%
6,140	Agrium, Inc.	598,773
5,166	Airgas, Inc.	550,231
3,616	CF Industries Holdings, Inc. +	942,474
12,632	Ecolab, Inc. +	1,364,130
11,085	El du Pont de Nemours & Co. +	743,804
10,231	FMC Corp. +	783,285
7,612	Monsanto Co.	866,017
25,692	Potash Corp of Saskatchewan, Inc.	930,564
7,011	Sherwin Williams Co. +	1,382,078
24,756	W.R. Grace & Co. *	2,455,053
		10,616,409
	COMMERCIAL SERVICES - 3.4%
19,800	Cardtronics Inc. *	769,230
28,510	Green Dot Corp. - Class A *	556,800
23,003	MasterCard, Inc. - Class A	1,718,324
39,948	MoneyGram International, Inc. *	705,082
13,535	Moody's Corp. +	1,073,596
50,480	Service Source International, Inc. *	426,051
1,297	Verisk Analytics, Inc. *,+	77,768
		5,326,851

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014
Shares		Value
	COMPUTERS - 1.4%
10,370	Brocade Communications Systems, Inc. *	$ 110,026
41,658	Hewlett Packard Company +	1,348,053
23,480	NCR Corp. *	858,194
		2,316,273
	COSMETICS/PERSONAL CARE - 0.7%
28,560	Coty, Inc. - Class A +	427,829
9,935	Colgate-Palmolive Co.	644,483
		1,072,312
	DISTRIBUTION/WHOLESALE - 0.1%
113,774	BlueLinx Holdings Inc. *	147,906

	DIVERSIFIED FINANCIAL SERVICES - 4.1%
10,833	Arlington Asset Investment Corp. - Class A	286,858
119,566	CIFC Corp.	973,267
44,205	DFC Global Corp. *	390,330
17,532	Discover Financial Services	1,020,187
9,822	Lazard Ltd. - Cl. A +	462,518
8,890	Nelnet Inc. - Cl. A	363,601
18,786	Ocwen Financial Corp. *	736,035
29,335	Oppenheimer Holdings, Inc. - Cl. A	822,847
12,186	Outerwall, Inc. *	883,485
15,480	Regional Management Corp. *	381,737
		6,320,865
	ELECTRIC - 0.4%
17,730	ITC Holdings Corp.	662,216

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
20,234	AMETEK, Inc. +	1,041,849

	ELECTRONICS - 3.2%
29,756	Agilent Technologies, Inc. +	1,663,956
3,600	ESCO Technologies, Inc.	126,684
14,860	National Instruments Corp.	426,333
41,500	Newport Corp. *	858,220
9,240	OSI Systems, Inc. *	553,106
33,304	Trimble Navigation Ltd. *	1,294,526
		4,922,825
	ENGINEERING & CONSTRUCTION - 0.9%
30,760	MasTec, Inc. *	1,336,214

	ENTERTAINMENT - 1.3%
49,700	National CineMedia, Inc.	745,500
28,560	Pinnacle Entertainment, Inc. *,+	676,872
45,500	Scientific Games Corp. *	624,715
		2,047,087
	ENVIRONMENTAL CONTROL - 0.5%
34,255	Darling International, Inc. *,+	685,785
24,029	Pure Cycle Corp. *,+	145,375
		831,160
	FOOD - 3.4%
19,031	Calavo Growers, Inc. +	677,123
18	Lindt & Spruengli AG	1,060,441
29,756	Safeway, Inc.	1,099,187
17,128	Tyson Foods, Inc. +	753,803
59,512	WhiteWave Foods Co. *,+	1,698,472
		5,289,026

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014
Shares			Value
		HAND/MACHINE TOOLS - 0.7%
35,707		Finning International, Inc.	$ 1,012,620

		HEALTHCARE-PRODUCTS - 1.2%
33,200		Abiomed, Inc. *	864,528
5,600		Align Technology, Inc. *	290,024
3,810		Becton Dickinson & Co. +	446,075
13,060		Zeltiq Aesthetics, Inc. *	256,107
			1,856,734
		HEALTHCARE-SERVICES - 0.8%
23,805		HCA Holdings Inc. *,+	1,249,763

		HOLDING COMPANIES-DIVERSIFIED - 0.1%
2,991		Jardine Strategic Holdings Ltd.	107,257

		HOME BUILDERS - 0.9%
43,179		Brookfield Residential Properties, Inc. *	905,464
19,539		William Lyon Homes - Class A *	539,472
			1,444,936
		HOUSEHOLD PRODUCTS/WARES - 0.4%
11,532		Jarden Corp. *,+	689,960

		HOUSEWARES - 0.7%
16,075		Toro Co.	1,015,779

		INTERNET - 4.3%
62,540		Brightcove, Inc. *	614,768
23,805		eBay, Inc. *,+	1,314,988
14,878		Facebook, Inc. *,+	896,251
541		Google, Inc. - Class A *	602,950
39,362		Move, Inc. *	455,025
0	#	Liberty Ventures *	59
7,612		OpenTable, Inc. *	585,591
17,170		Shutterfly, Inc. *	732,816
28,560		Yahoo!, Inc. *,+	1,025,304
89,268		Zynga, Inc. *	383,852
			6,611,604
		INVESTMENT COMPANIES - 0.4%
30,125		OFS Capital Corp.	376,864
13,497		MVC Capital, Inc.	182,884
			559,748
		LODGING - 0.8%
29,756		MGM Resorts International *	769,490
6,675		Wyndham Worldwide Corp.	488,810
			1,258,300

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014
Shares		Value
	MACHINERY-DIVERSIFIED - 1.1%
34,804	Briggs & Stratton	$ 774,389
6,370	Graco Inc.	476,094
4,300	Lindsay Corp.	379,174
		1,629,657
	MEDIA - 3.0%
13,529	CBS Corp. - Class B	836,092
15,855	Liberty Global PLC - Class A *	659,568
15,855	Liberty Global PLC - Class C *	645,457
3,278	Nielson Holdings NV	146,297
37,740	Twenty-First Century Fox, Inc. +	1,206,548
14,400	Walt Disney Co. +	1,153,008
		4,646,970
	METAL FABRICATE/HARDWARE 0.5%
14,376	Timken Co. +	845,021

	PHARMACEUTICALS - 4.2%
41,658	Abbott Labs	1,604,250
6,623	Actavis PLC *,+	1,363,345
8,927	Mead Johnson Nutrition Co. +	742,191
29,756	Merck & Company, Inc. +	1,689,248
36,852	Zoetis, Inc.	1,066,497
		6,465,531
	REAL ESTATE - 0.5%
17,854	Realogy Holdings Corp. *,+	775,756

	REITS - 2.0%
52,365	Cherry Hill Mortgage Investment Corp.	981,844
19,986	Columbia Property Trust, Inc.	544,619
93,183	NorthStar Realty Finance Corp.	1,503,974
		3,030,437
	RETAIL - 14.3%
6,280	Buffalo Wild Wings, Inc. *,+	935,092
2,455	Cabela's, Inc. - Class A *	160,827
42,830	Chico's FAS, Inc.	686,565
9,759	Cie Financiere Richemont SA	932,269
9,841	Coach, Inc. +	488,704
17,847	Costco Wholesale Corp. +	1,993,153
24,037	CST Brands, Inc.	750,916
5,951	CVS Caremark Corp. +	445,492
26,780	Dick's Sporting Goods, Inc.	1,462,456
20,463	Dollar General Corp. *	1,135,287
15,366	Domino's Pizza, Inc.	1,182,721
22,848	Foot Locker, Inc. +	1,073,399
33,370	Francesca's Holdings Corp. *	605,332
22,848	Gap, Inc. +	915,291
15,191	Home Depot, Inc.	1,202,064
12,285	Jack in the Box, Inc. *,+	724,078
9,515	Lithia Motors, Inc. +	632,367
82,074	Luby's, Inc. *,+	505,576
5,732	Macy's, Inc. +	339,850
2,475	Nordstrom, Inc. +	154,564
8,927	Signet Jewelers Ltd. +	945,012

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014
Shares			Value
	RETAIL - 14.3% (Continued)
9,852	Tiffany & Co.		$ 848,750
12,180	Tractor Supply Co. +		860,273
19,983	Vitamin Shoppe, Inc. *,+		949,592
17,553	Wal-Mart Stores, Inc.		1,341,576
20,680	World Fuel Services Corp.		911,988
			22,183,194
	SAVINGS & LOANS - 0.8%
37,847	Oritani Financial Corp.		598,361
12,781	Provident Financial Holdings, Inc.		197,083
28,965	Simplicity Bancorp, Inc.		509,784
			1,305,228
	SEMICONDUCTORS - 4.3%
52,604	Applied Materials, Inc.		1,074,174
14,878	Broadcom Corp. +		468,359
41,670	International Rectifier Corp. *		1,141,758
43,020	Rovi Corp. *		979,996
47,610	Skyworks Solutions, Inc. *,+		1,786,327
58,316	Taiwan Semiconductor Manufacturing Co. Ltd +		1,167,486
			6,618,100
	SOFTWARE - 2.7%
37,128	Activision Blizzard, Inc.		758,896
22,848	Electronic Arts, Inc. *,+		662,820
10,360	Envestnet, Inc. *		416,265
26,460	Informatica Corp. *		999,659
32,730	Innerworkings, Inc. *		250,712
46,369	Take-Two Interactive Software Inc. * ,+		1,016,872
			4,105,224
	STORAGE/WAREHOUSING - 0.4%
24,770	Wesco Aircraft Holdings, Inc. *		545,188

	TELECOMMUNICATIONS - 2.1%
42,840	Juniper Networks, Inc. *		1,103,558
117,828	Nokia Corp. *		864,858
22,910	Plantronics, Inc.		1,018,350
20,250	Polycom, Inc. *		277,830
			3,264,596
	TRANSPORTATION - 4.2%
15,433	CAI International, Inc. *		380,732
5,660	Canadian Pacific Ltd.		851,434
41,270	Echo Global Logistics, Inc. *		756,066
9,839	FedEx Corp. +		1,304,258
9,578	Union Pacific Corp. +		1,797,407
14,776	United Parcel Service, Inc. +		1,438,887
			6,528,784

	TOTAL COMMON STOCK (Cost - $124,887,878)		137,476,758

Number of	PURCHASED OPTIONS- 0.0%
Contracts	CALL OPTIONS - 0.0%	Expiration

20	Calamos Asset Management, Inc., @ $12.50	May-14	1,520
2	Ellie Mae, Inc., @ $30.00	Apr-14	150
4	Ellie Mae, Inc., @ $35.00	Apr-14	60
			1,730

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014
Number of
Contracts	PUT OPTIONS - 0.0%	Expiration	Value
32	Calamos Asset Management, Inc., @ $ 12.50	May-14	$ 1,120
	TOTAL PURCHASED OPTIONS (Cost - $7,625)		2,850

	TOTAL INVESTMENTS - 88.9% (Cost - $124,895,503) (a)		$ 137,479,608
	OTHER ASSETS LESS LIABILITIES - 11.1%		17,193,778
	NET ASSETS - 100.0%		$ 154,673,386

	SECURITIES SOLD SHORT - (53.1) %
	COMMON STOCK - (38.8) %
Shares	ADVERTISING - (0.3) %
(5,951)	Omnicom Group, Inc.		$ (432,043)

	AUTO MANUFACTURERS - (1.2) %
(15,529)	PACCAR Inc.		(1,047,276)
(3,765)	Tesla Motors, Inc. *		(784,814)
			(1,832,090)
	BANKS - (1.9) %
(11,902)	Bank of Montreal		(797,553)
(3,129)	Bank of the Ozarks, Inc.		(212,960)
(5,093)	Cullen/Frost Bankers, Inc.		(394,860)
(8,525)	Iberiabank Corp.		(598,029)
(6,593)	Northern Trust Corp.		(432,237)
(45,251)	Valley National Bancorp		(471,063)
			(2,906,702)
	BEVERAGES - (0.6) %
(7,041)	Dr Pepper Snapple Group, Inc.		(383,453)
(2,200)	Keurig Green Mountain, Inc.		(232,298)
(4,568)	PepsiCo, Inc.		(381,428)
			(997,179)
	CHEMICALS - (0.3) %
(16,177)	American Vanguard Corp.		(350,232)
(3,224)	Rentech Nitrogen Partners LP		(59,999)
			(410,231)
	COMMERCIAL SERVICES - (1.1) %
(6,759)	Avis Budget Group, Inc. *		(329,163)
(7,525)	CoreLogic, Inc. *		(226,051)
(9,280)	Healthcare Services Group, Inc.		(269,677)
(12,031)	Tree.com, Inc. *		(373,442)
(9,190)	Vistaprint NV *		(452,332)
			(1,650,665)

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014
Shares		Value
	COMPUTERS - (1.0) %
(6,040)	Cray, Inc. *	$ (225,413)
(4,570)	International Business Machines Corp.	(879,679)
(5,740)	Lexmark International, Inc. - Class A	(265,705)
(5,680)	Silver Spring Networks, Inc. *	(98,718)
		(1,469,515)
	DISTRIBUTION/WHOLESALE - (0.9) %
(12,647)	Beacon Roofing Supply, Inc. *	(488,933)
(11,902)	Fastenal Co.	(587,007)
(4,050)	WESCO International, Inc. *	(337,041)
		(1,412,981)
	DIVERSIFIED FINANCIAL SERVICES - (1.9) %
(227)	Altisource Asset Management Corp. *	(243,946)
(34,190)	Calamos Asset Management, Inc. - Class A	(442,077)
(70,718)	Cowen Group, Inc. *	(311,866)
(11,044)	Ellie Mae, Inc. *	(318,509)
(8,367)	NewStar Financial, Inc. *	(115,967)
(284)	Outerwall, Inc. *	(20,590)
(6,175)	Piper Jaffray Companies, Inc. *	(282,815)
(13,952)	Santander Consumer USA Holdings, Inc. *	(335,964)
(19,187)	Stonegate Mortgage Corp. *	(285,119)
(18,574)	Walter Investment Management Corp. *	(554,062)
		(2,910,915)
	ELECTRONICS - (0.7) %
(23,805)	Southern Co.	(1,045,992)

	ENERGY-ALTERNATE SOURCES - (0.6) %
(27,920)	Amyris, Inc. *	(104,141)
(28,300)	Enphase Energy, Inc. *	(208,288)
(10,117)	Gevo, Inc. *	(11,837)
(20,553)	Renewable Energy Group, Inc. *	(246,225)
(4,490)	SolarCity Corp. *	(281,164)
		(851,655)
	ENTERTAINMENT - (0.1) %
(2,660)	500.com Ltd. * - ADR	(98,154)

	FOOD - (3.4) %
(30,593)	Amira Nature Foods Ltd. *	(521,305)
(7,612)	Annie's, Inc. *	(305,926)
(5,709)	Campbell Soup Co.	(256,220)
(17,309)	Chefs' Warehouse, Inc. *	(370,413)
(20,471)	Fairway Group Holdings Corp. *	(156,399)
(7,232)	Fresh Market, Inc. *	(242,995)
(6,471)	Hormel Foods Corp.	(318,826)
(8,568)	JMSmucker Co.	(833,152)
(17,298)	McCormick & Co., Inc.	(1,240,958)
(14,333)	Pilgrim's Pride Corp. *	(299,846)
(5,138)	Sanderson Farms, Inc.	(403,282)
(4,758)	TreeHouse Foods, Inc. *	(342,528)
		(5,291,850)

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014
Shares		Value
	HEALTHCARE - PRODUCTS - (1.3) %
(14,950)	Abaxis, Inc. *	$ (581,256)
(5,960)	Dentsply International, Inc.	(274,399)
(3,240)	Mindray Medical International Ltd. - ADR	(104,846)
(11,902)	Varian Medical Systems, Inc. *	(999,649)
		(1,960,150)
	HEALTHCARE - SERVICES - (0.8) %
(3,450)	Air Methods Corp. *	(184,333)
(11,902)	UnitedHealth Group, Inc.	(975,845)
		(1,160,178)
	HOME FURNISHINGS - (0.3) %
(9,561)	Tempur Sealy International, Inc. *	(484,456)

	HOUSEHOLD PRODUCTS WARES - (1.4) %
(16,305)	Clorox Co.	(1,435,003)
(6,090)	Scotts Miracle-Gro Co.	(373,195)
(9,747)	SodaStream International Ltd. *	(429,843)
		(2,238,041)
	INSURANCE - (0.8) %
(2,840)	China Life Insurance Co. Ltd. - ADR	(120,246)
(5,995)	Fidelity National Financial, Inc. Class A	(188,483)
(5,270)	Protective Life Corp.	(277,149)
(9,680)	Radian Group, Inc.	(145,490)
(12,089)	Stewart Information Services Corp.	(424,687)
		(1,156,055)
	INTERNET - (1.5) %
(6,320)	21 Vianet Group, Inc. * - ADR	(181,384)
(2,830)	Netflix, Inc. *	(996,245)
(11,424)	Shutterfly, Inc. *	(487,576)
(1,500)	Shutterstock, Inc. *	(108,915)
(6,750)	Web.com Group, Inc. *	(229,702)
(2,668)	Zillow, Inc. *	(235,051)
(2,140)	Zulily, Inc. *	(107,407)
		(2,346,280)
	INVESTMENT COMPANIES - (0.3) %
(11,734)	Main Street Capital Corp.	(385,579)

	IRON/STEEL - (0.6) %
(17,136)	Nucor Corp.	(866,053)

	LEISURE TIME - (0.3) %
(22,458)	Fox Factory Holding Corp. *	(424,456)

	MACHINERY-CONSTRUCTION & MINING - (1.1) %
(17,573)	Caterpillar Inc.	(1,746,229)

	MACHINERY-DIVERSIFIED - (1.9) %
(22,848)	AGCO Corp.	(1,260,296)
(19,065)	Deere & Co.	(1,731,102)
		(2,991,398)

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014
Shares		Value
	MEDIA - (1.3) %
(14,878)	Walt Disney Co. +	$ (1,191,281)
(8,927)	Viacom, Inc. - Class B	(758,706)
		(1,949,987)
	METAL FABRICATE/HARDWARE - (0.2) %
(2,474)	Valmont Industries Inc.	(368,230)

	MINING - (0.3) %
(5,117)	Compass Minerals International, Inc.	(422,255)

	MISCELLANEOUS MANUFACTURING - (2.4) %
(8,927)	3M Co.	(1,211,037)
(4,150)	Hillenbrand, Inc.	(134,169)
(17,854)	Illinois Tool Works Inc.	(1,452,066)
(10,117)	Metabolix, Inc. *	(13,152)
(5,951)	Parker Hannifin Corp.	(712,394)
(6,469)	Raven Industries, Inc.	(211,860)
		(3,734,678)
	OIL & GAS - (1.0) %
(11,424)	Diamond Offshore Drilling, Inc.	(557,034)
(23,805)	Transocean Ltd.	(984,099)
		(1,541,133)
	PHARMACEUTICAL - (0.4) %
(6,910)	Questcor Pharmaceuticals, Inc.	(448,666)
(3,340)	USANA Health Sciences, Inc. *	(251,636)
		(700,302)
	REAL ESTATE - (0.2) %
(8,617)	Realogy Holdings Corp. *,+	(374,409)

	REITS - (0.3) %
(5,940)	Coresite Realty Corp.	(184,140)
(16,595)	Redwood Trust, Inc.	(336,547)
		(520,687)
	RETAIL - (3.4) %
(9,232)	America's Car-Mart, Inc. *	(338,999)
(5,280)	Bloomin' Brands, Inc. *	(127,248)
(6,090)	Bob Evans Farms, Inc.	(304,683)
(2,976)	Buffalo Wild Wings, Inc. *,+	(443,126)
(11,424)	Coach, Inc. +	(567,316)
(38,062)	Denny's Corp. *	(244,739)
(3,362)	First Cash Financial Services, Inc. *	(169,646)
(9,515)	Noodles & Co. *	(375,557)
(2,252)	Panera Bread Co. - Cl. A *	(397,410)
(17,136)	Urban Outfitters, Inc. *	(624,950)
(17,854)	Wal-Mart Stores, Inc.	(1,364,581)
(34,255)	Wendy's Co.	(312,406)
		(5,270,661)
	SAVINGS & LOANS - (1.1) %
(377)	BofI Holding, Inc. *	(32,328)
(22,675)	Everbank Financial Corp.	(447,378)
(10,698)	Investors Bancorp, Inc.	(295,693)
(19,175)	New York Community Bancorp, Inc.	(308,142)
(25,657)	People's United Financial, Inc.	(381,519)
(8,409)	Washington Federal, Inc.	(195,930)
		(1,660,990)

Altegris Equity Long Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014
Shares		Value
	SEMICONDUCTORS - (1.8) %
(4,170)	Cree, Inc. *	$ (235,855)
(17,910)	Fairchild Semiconductor International, Inc. - Class A *	(246,979)
(3,300)	First Solar, Inc. *	(230,307)
(28,560)	Micron Technology, Inc. *	(675,730)
(17,854)	Qualcomm, Inc.	(1,407,966)
		(2,796,837)
	SOFTWARE - (0.9) %
(20,829)	CA, Inc.	(645,074)
(1,540)	Intuit, Inc.	(119,704)
(8,720)	Open Text Corp.	(416,031)
(11,240)	RealPage, Inc. *	(204,119)
		(1,384,928)
	STORAGE/WAREHOUSING - (0.3) %
(9,113)	Mobile Mini, Inc.	(395,140)

	TELECOMMUNICATIONS - (0.1) %
(111,610)	DragonWave, Inc. *	(156,254)

	TRANSPORTATION - (0.7) %
(11,902)	Norfolk Southern Corp.	(1,156,517)

	TRUCKING & LEASING - (0.1) %
(3,090)	TAL International Group, Inc.	(132,468)

	TOTAL COMMON STOCK (Proceeds - $56,426,472)	(59,634,323)

	EXCHANGE TRADED FUNDS - (14.3) %
(3,266)	iShares Russell 2000	(379,966)
(20,812)	SPDR Barclays High Yield Bond	(859,744)
(110,988)	SPDR S&P 500	(20,759,196)
(2,771)	SPDR S&P Regional Bank ETF	(114,664)
	TOTAL EXCHANGE TRADED FUNDS - (Proceeds $21,634,014)	(22,113,570)

	TOTAL SECURITIES SOLD SHORT (Proceeds- $78,060,486) (a)	$ (81,747,893)

REIT	Real Estate Investment Trust
ADR	American Depositary Receipt
*	Non-income producing security.
+	All or part of the security was held as collateral for securities sold short as of March 31, 2014.
#	Represents less than 1 share.
(a)

Represents cost for financial reporting purpose. Aggregate cost for federal tax purposes (excluding securities sold short and including purchase options) is $125,204,072 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 14,436,695
	Unrealized Depreciation:	(2,161,159)
	Net Unrealized Appreciation:	$ 12,275,536

Altegris Equity Long Short Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014

ASSETS
Investment securities:
At cost	$ 124,895,503
At value	$ 137,479,608
Cash	100,598,240
Cash denominated in foreign currency (cost $60,292)	60,128
Receivable for securities sold	4,222,640
Receivable for Fund shares sold	427,300
Unrealized appreciation on forward currency contracts	26,686
Dividends and interest receivable	2,820
Prepaid expenses and other assets	67,667
TOTAL ASSETS	242,885,089

LIABILITIES
Securities sold short, at value (proceeds $78,060,486)	81,747,893
Payable for investments purchased	4,970,720
Cash overdraft denominated in foreign currency exchange contracts (cost $959,749)	962,435
Investment advisory fees payable	199,036
Payable for Fund shares repurchased	174,465
Distribution (12b-1) fees payable	11,098
Fees payable to other affiliates	7,582
Unrealized depreciation on forward currency contracts	586
Accrued expenses and other liabilities	137,888
TOTAL LIABILITIES	88,211,703
NET ASSETS	$ 154,673,386

Composition of Net Assets:
Paid in capital	$ 147,899,080
Undistributed net investment loss	(22,727)
Accumulated net realized loss from investments	(2,122,915)
Net unrealized appreciation of investments	8,919,948
NET ASSETS	$ 154,673,386

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 14,924,310
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,392,757
Net asset value (Net Assets ÷ Shares Outstanding)
and redemption price per share (a)(b)	$ 10.72
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (c)	$ 11.37

Class I Shares:
Net Assets	$ 104,698,471
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	9,727,151
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 10.76

Class C Shares:
Net Assets	$ 1,188,341
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	111,302
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 10.68

Class N Shares:
Net Assets	$ 33,862,264
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,160,501
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (b)	$ 10.71

(a)	For certain purchases of $1 million or more, a 1.00 % contingent deferred sales charge may apply to redemptions made within 18 months of purchase in the amount of the commissions paid on the shares redeemed
(b) Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.

Altegris Equity Long Short Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2014

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,291)	$ 1,290,463
Interest	316
TOTAL INVESTMENT INCOME	1,290,779

EXPENSES
Advisor fees	2,935,954
Short sale dividend and interest expense	2,050,305
Custodian fees	232,251
Distribution (12b-1) fees:
Class A	16,199
Class C	2,253
Class N	88,491
Registration fees	85,756
Administrative services fees	77,930
Professional fees	56,574
Transfer agent fees	53,601
Printing and postage expenses	42,343
Non 12b-1 shareholder servicing fees	38,052
Accounting services fees	20,607
Compliance officer fees	12,343
Trustees fees and expenses	8,944
Insurance expense	4,171
Other expenses	16,565
TOTAL EXPENSES	5,742,339
Less: Fees waived by the Advisor	(318,332)
NET EXPENSES	5,424,007

NET INVESTMENT LOSS	(4,133,228)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	20,971,122
Securities sold short	(12,913,011)
Options purchased	(70,851)
Options written	27,939
Foreign currency exchange contracts	(2,141)
Foreign currency transactions	(63,641)
Net Realized Gain	7,949,417

Net change in unrealized appreciation (depreciation) on:
Investments	5,986,967
Securities sold short	(441,239)
Options purchased	(4,775)
Options written	(1,653)
Foreign currency exchange contracts	26,100
Foreign currency translations	(2,835)
Net Change in Appreciation	5,562,565

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	13,511,982

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 9,378,754

Altegris Equity Long Short Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	March 31, 2014	March 31, 2013 (a)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (4,133,228)	$ (1,690,039)
Net realized gain on investments	7,949,417	3,497,029
Net change in unrealized appreciation on investments	5,562,565	3,357,383
Net increase in net assets resulting from operations	9,378,754	5,164,373

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	(455,776)	(3,992)
Class I	(5,164,906)	(179,526)
Class C	(3,166)	-
Class N	(1,892,250)	(69,205)
Total distributions to shareholders	(7,516,098)	(252,723)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	13,535,696	2,186,569
Class I	58,997,792	91,958,990
Class C	1,216,404	-
Class N	16,728,693	34,200,219
Net asset value of shares issued in reinvestment of distributions:
Class A	443,684	3,992
Class I	4,957,308	178,521
Class C	494	-
Class N	1,888,094	69,076
Redemption fee proceeds:
Class A	74	60
Class I	765	2,748
Class C	6	-
Class N	271	953
Payments for shares redeemed:
Class A	(1,207,348)	(74,275)
Class I	(44,675,024)	(11,476,432)
Class C	(29,935)	-
Class N	(18,572,855)	(2,435,460)
Net increase from shares of beneficial interest transactions	33,284,119	114,614,961

NET INCREASE IN NET ASSETS	35,146,775	119,526,611

NET ASSETS
Beginning of Year	119,526,611	-
End of Year *	$ 154,673,386	$ 119,526,611
*Includes undistributed net investment income (loss) of:	$ (22,727)	$ 37,940

SHARE ACTIVITY
Class A:
Shares Sold	1,252,377	217,207
Shares Reinvested	42,256	401
Shares Redeemed	(112,224)	(7,260)
Net increase in shares of beneficial interest outstanding	1,182,409	210,348

Class I:
Shares Sold	5,446,690	9,096,141
Shares Reinvested	470,332	17,888
Shares Redeemed	(4,193,848)	(1,110,052)
Net increase in shares of beneficial interest outstanding	1,723,174	8,003,977

Class C: (b)
Shares Sold	114,112	-
Shares Reinvested	47	-
Shares Redeemed	(2,857)	-
Net increase in shares of beneficial interest outstanding	111,302	-

Class N:
Shares Sold	1,551,561	3,376,657
Shares Reinvested	179,818	6,928
Shares Redeemed	(1,716,431)	(238,032)
Net increase in shares of beneficial interest outstanding	14,948	3,145,553

(a)	The Fund commenced operations on April 30, 2012.
(b)	Class C commenced operations on October 7, 2013.

Altegris Equity Long Short Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A	Class A (1)		Class I		Class I (1)
	Year Ended	Period Ended		Year Ended		Period Ended
	March 31, 2014	March 31, 2013		March 31, 2014		March 31, 2013
Net asset value, beginning of year	$ 10.51	$ 10.00		$ 10.53		$ 10.00

Income (loss) from investment operations:
Net investment (loss) (2)	(0.33)	(0.30)		(0.33)		(0.27)
Net realized and unrealized gain on investments	1.13	0.84		1.15		0.83
Total from investment operations	0.80	0.54		0.82		0.56

Less distributions from:
Net realized gains	(0.59)	(0.03)		(0.59)		(0.03)

Redemption fees collected (3)	0.00	0.00		0.00		0.00

Net asset value, end of year	$ 10.72	$ 10.51		$ 10.76		$ 10.53

Total return (4)	7.76%	5.40%	(5,6)	7.94%	(6)	5.60%	(5,6)

Net assets, at end of period (000s)	$ 14,924	$ 2,211		$ 104,698		$ 84,262

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (7,8)	4.51%	5.13%	(9)	4.27%		4.88%	(9)
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (7,8)	2.96%	3.85%	(9)	2.71%		3.60%	(9)
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (8)	4.27%	4.53%	(9)	4.02%		4.28%	(9)
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense (8)	2.72%	3.24%	(9)	2.47%		2.99%	(9)

Ratio of net investment loss to average net assets (8,10)	(3.30)%	(3.19)%	(9)	(3.05)%		(2.94)%	(9)

Portfolio Turnover Rate	432%	517%	(5)	432%		517%	(5)

(1) The Fund commenced operations on April 30, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5) Not annualized.
(6)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9) Annualized.
(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

Altegris Equity Long Short Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class C (1)		Class N		Class N (1)
	Period Ended		Year Ended		Period Ended
	March 31, 2014		March 31, 2014		March 31, 2013
Net asset value, beginning of period	$ 11.04		$ 10.51		$ 10.00

Income (loss) from investment operations:
Net investment (loss) (2)	(0.17)		(0.36)		(0.30)
Net realized and unrealized gain on investments	0.40		1.15		0.84
Total from investment operations	0.23		0.79		0.54

Less distributions from:
Net realized gains	(0.59)		(0.59)		(0.03)

Redemption fees collected (3)	0.00		0.00		0.00

Net asset value, end of period	$ 10.68		$ 10.71		$ 10.51

Total return (4)	2.21%	(5)	7.66%	(6)	5.40%	(5,6)

Net assets, at end of period (000s)	$ 1,188		$ 33,862		$ 33,053

Ratios/Supplemental Data:

Ratio of gross expenses to average net assets including
dividends from securities sold short and interest expense (7,8)	4.84%	(9)	4.51%		5.13%	(9)
Ratio of gross expenses to average net assets excluding
dividends from securities sold short and interest expense (7,8)	3.29%	(9)	2.96%		3.85%	(9)
Ratio of net expenses to average net assets including
dividends from securities sold short and interest expense (8)	4.60%	(9)	4.27%		4.53%	(9)
Ratio of net expenses to average net assets excluding
dividends from securities sold short and interest expense (8)	3.05%	(9)	2.72%		3.24%	(9)

Ratio of net investment loss to average net assets (8,10)	(3.51)%	(9)	(3.30)%		(3.19)%	(9)

Portfolio Turnover Rate	432%		432%		517%	(5)

(1)	Class C commenced operations on October 7, 2013 and Class N on April 30, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(5) Not annualized.
(6)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)

The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9) Annualized.
(10)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2014

1.

ORGANIZATION

The Altegris Equity Long Short Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund commenced operations on April 30, 2012. The Fund’s seeks to achieve long-term capital appreciation with moderate correlation to major equity market indices.

On September 1, 2013, the partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC, closed a transaction with Genworth Financial, Inc. (“Genworth”), the former parent company of Altegris, in the acquisition of the Genworth’s wealth management business, including Altegris. All customary closing conditions were met with approval at the shareholder meeting held on July 19, 2013, whereby the shareholders approved the new investment advisory agreement.  Results of the proxy are included in the renewal of the advisory agreement.

The Fund offers Class A, Class C, Class I and Class N shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C and Class N shares of the Fund are offered at their net asset value (“NAV”) without an initial sales charge. Class C shares are subject to a deferred sales charge of up to 1% on shares redeemed within 18 months of purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class C and Class N shares. All classes are subject to a 1% redemption fee on redemptions made with 30 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation.  Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation.  Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”).  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisors.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used As of March 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stock *	$ 137,476,758	$ -	$ -	$ 137,476,758
Options	2,850	-	-	2,850
Total Investments	$ 137,479,608	$ -	$ -	$ 137,479,608

Derivatives
Forward currency exchange contracts		26,686	-	26,686
Total	$ 137,479,608	$ 26,686	$ -	$ 137,506,294

Liabilities
Securities Sold Short
Common Stock	$ 59,634,323	$ -	$ -	$ 59,634,323
Exchange Traded funds	22,113,570	-	-	22,113,570
Derivatives
Forward currency exchange contracts		586	-	586
Total Liabilities	$ 81,747,893	$ 586	$ -	$ 81,748,479

* Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period ended.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2013 and 2014. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended March 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and options amounted to $507,931,044 and $491,234,692, respectively. Purchases and proceeds from securities and exchange traded funds sold short amounted $424,927,616 and $428,893,824, respectively.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. For the year ended March 31, 2014, the Fund had a loss of $70,851 which is included in the net realized loss from Options purchased and had a gain of 27,939  which is included in the net realized gain from Options written in the Statement of Operations.

The number of option contracts written and the premiums received by the Fund for the year ended March 31, 2014, were as follows:

Written Options	Number of Contracts	Premiums Received
Options outstanding, beginning of year	8	$ 1,733
Option written	281	30,631
Option closed	(270)	(29,636)
Option expiration	(19)	(2,728)
Options outstanding, end of year	-	-

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security, in connection with which an option was purchased, moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.   With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The Fund may enter into foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the foreign currency exchange contract is opened and the date the forward currency exchange contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward currency exchange contract is opened and the date the forward currency exchange contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Fund also is exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. As of March 31, 2014, the following forward currency exchange contracts were open:

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

	Settlement		Currency Amount	Cost		Unrealized
Foreign Currency	Date	Counterparty	Purchased	(US $)	Fair Value	(Depreciation)
To Buy:
Swiss Franc	6/18/2014	J.P. Morgan	65,407	$ 74,032	$ 74,031	$ (1)

						Unrealized
	Settlement		Currency Amount	Cost		Appreciation
Foreign Currency	Date	Counterparty	Purchased	(US $)	Fair Value	(Depreciation)
To Sell:
British Pound	6/18/2014	J.P. Morgan	186,213	$ 310,276	$ 309,691	$ (585)
Euro	6/18/2014	J.P. Morgan	136,470	$ 187,503	$ 189,120	$ 1,617
Swiss Franc	6/18/2014	J.P. Morgan	1,767,705	$ 2,002,205	$ 2,027,274	$ 25,069
				$ 2,499,984	$ 2,526,085	$ 26,101

The derivative instruments outstanding as of March 31, 2014 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

            Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the unrealized forward currency contract. During the year March 31, 2014, the Fund was not subject to any master netting arrangements.  The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2014.

Assets				Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward currency contracts	$ 26,686	$ -	$ 26,686	$ 586	$ -	$ 26,100

Liabilities:				Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward Currency Contracts	$ 586	$ -	$ 586	$ 586	$ -	$ -

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2014:

Derivative Investment Type	Location on the Statement of Assets and Liabilities
Equity/Currency Contracts	Unrealized depreciation on forward currency exchange contracts
Unrealized appreciation on investment securities at value

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of March 31, 2013:

Asset Derivatives Investment Value		Liability Derivatives Investment Value
Derivative Investment Type	Foreign Exchange Contracts	Derivative Investment Type	Foreign Exchange Contracts
Currency Contracts	$ 26,686	Currency Contracts	$ 586

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2014:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity/Currency Contracts	Net realized gain (loss) from options purchased
Net realized gain (loss) from options written
Net realized gain (loss) from unrealized forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on option contracts purchased
Net change in unrealized appreciation (depreciation) on option contracts written
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2014:

Realized gain/(loss) on derivatives recognized in the Statement of Operations
Derivative Investment Type	Equity Risk	Foreign Exchange Risk	Total for the Year Ended March 31, 2014
Options purchased	$ (70,851)	$ -	$ (70,851)
Options written	27,939	-	27,939
Forward currency exchange contracts		(2,141)	(2,141)
	$ (42,912)	$ (2,141)	$ (45,053)

Changes in unrealized appreciation/(depreciation)on derivatives recognized in the Statement of Operations
Derivative Investment Type	Equity Risk	Foreign Exchange Risk	Total for the Year Ended March 31, 2014
Options purchased	$ (4,775)	$ -	$ (4,775)
Options written	(1,653)	-	(1,653)
Forward currency exchange contracts		26,100	26,100
	$ (6,428)	$ 26,100	$ 19,672

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

Altegris Advisors, L.L.C., serves as the Fund’s investment Advisor (the “Advisor”). The Fund’s advisor allocates portions of the Fund’s portfolio to be managed by Chilton Investment Company, LLC, Harvest Capital Strategies, LLC, OMT Capital Management, LLC and Visium Asset Management, LP, where each serve as a Sub-Advisor (the “Sub-Advisors”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. During the fiscal year ended March 31, 2014 earned $2,935,954 in management fees.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  On August 13, 2013 the Board approved the reduction in the Fund’s management fee from 2.25% to 1.75% effective November 1, 2013. The management fee is compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor the fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets.  Pursuant to each sub-advisory agreement between the Advisor and each Sub-Advisor, each Sub-Advisor is entitled to receive, on a monthly basis, a percentage of the net assets of their managed allocated portion. The Sub-Advisors are paid by the Advisor not the Fund.

Prior to September 10, 2013, the Advisor had contractually agreed to reduce its fees and/or absorb expenses of the Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 3.24%, 3.99%, 2.99% and 3.24% of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively. Effective September 10, 2013, the adviser revised the operating expense limitation and herby agrees to limit the Funds current Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 2.74%, 3.49%, 2.49% and 2.74% of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively. Effective November 1, 2013, the adviser revised the operating expense limitation and herby agrees to limit the Funds current Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 2.24%, 2.99%, 1.99% and 2.24% of the daily average net assets attributable to each of the Class A, Class C, Class I and Class N shares, respectively. This agreement shall remain in effect until at least January 31, 2015. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal periods prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. Pursuant to the agreement for the year ended March 31, 2014, the Advisor waiver $318,332 of expenses. Cumulative expenses subject to the aforementioned conditions will expire March 31 of the following years:

2016	$328,007
2017	$318,332
$646,339

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets attributable to Class A, Class C and Class N shares, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended March 31, 2014, pursuant to the Plan, Class A, Class C and Class N shares paid $16,199, $2,253 and $88,491, respectively.

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class I and Class N shares. The Distributor is an affiliate of GFS. During the year ended March 31, 2014, the Distributor received $58,618 in underwriting commissions for sales of Class A shares of which $8,145 was retained by the principal underwriter or other affiliated broker-dealers.

The Fund is part of a series of Altegris Mutual Funds or mutual fund family (“Family”) comprised of the Fund, Altegris Managed Futures Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Macro Strategy Fund, Altegris Fixed Income Long Short Fund, Altegris Multi-Strategy Alternative Fund and Altegris AACA/Real Estate Long Short Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the Funds pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the year ended March 31, 2014, Class A, Class C, Class I and Class N assessed redemption fees in the amounts of $74, $6, $765 and $271, respectively.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended March 31, 2014 and the year ended March 31, 2013 was as follows:

	Fiscal Period Ended March 31, 2014	Fiscal Year Ended March 31, 2013
Ordinary Income	$ 7,467,564	$ 252,723
Long-Term Capital Gain	48,534	-
	$ 7,516,098	$ 252,723

As of March 31, 2014, the components of distributable earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Other	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	Book/Tax	Loss and	Appreciation	Accumulated
Income	Gains	Carry Forwards	Tax Differences	Late Year Loss	(Depreciation)	Earnings (Deficits)
$ -	$ 63,638	$ -	$ (556,924)	$ -	$ 7,267,592	$ 6,774,306

Altegris Equity Long Short Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2014

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized gains and unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on open forward foreign currency contracts, and adjustments for return of capital distributions received, partnerships and constructive sales.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains (losses), the reclass of net operating losses, and adjustments for real estate investment trusts, partnerships and business development companies, resulted in reclassification for the year ended March 31, 2014 as follows:

Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Loss)
$ -	$ 4,072,561	$ (4,072,561)

7.  SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Ernst & Young LLP One Commerce Square Suite 700 2005 Market Street Philadelphia, PA 19103-7096	Phone: +1 215 448 5000 Fax: +1 215 448 5000 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Altegris Equity Long Short Fund (the Fund), including the portfolio of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Altegris Equity Long Short Fund at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

May 28, 2014

Altegris Equity Long Short Fund

EXPENSE EXAMPLES (Unaudited)

March 31, 2014

As a shareholder of the Altegris Equity Long Short Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, expenses due to securities sold short and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Equity Long Short Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning October 1, 2013 and ending March 31, 2014.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Equity Long Short Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period **
Actual
Expenses		10/1/2013	3/31/2014	10/1/13 – 3/31/14
Class A	3.81%	$1,000.00	$1,026.80	$19.25
Class I	3.56%	$1,000.00	$1,027.60	$18.00
Class C *	4.56%	$1,000.00	$1,022.10	$22.10
Class N	3.81%	$1,000.00	$1,026.80	$19.25
Table 2
	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period ****
Hypothetical ***
(5% return before expenses)		10/1/2013	3/31/2014	10/1/13 – 3/31/14
Class A	3.81%	$1,000.00	$1,005.93	$19.05
Class I	3.56%	$1,000.00	$1,007.18	$17.81
Class C ***	4.56%	$1,000.00	$1,002.19	$22.76
Class N	3.81%	$1,000.00	$1,005.93	$19.05

  *        From October 7, 2013 (commencement of Class C shares) to March 31, 2014.

              **    Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365). For Class C shares expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (175) divided by the number of days in the fiscal year (365).

***   Please note that while Class C commenced operations on October 7, 2013, the hypothetical expenses paid during the period reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period October 1, 2013 to March 31, 2014.

**** Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

Altegris Equity Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Shareholder Voting Results

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers, and Mark H. Taylor to the Board of Trustees of the Trust.

Shares Voted

Shares Voted Against

    In Favor

    or Abstentions

Mark Garbin

609,702,446

       7,380,704

Mark D. Gersten

609,750,246

       7,332,904

John V. Palancia

609,370,118

       7,713,033

Andrew Rogers

609,691,730

       7,391,421

Mark H. Taylor

608,885,975

       8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Friday August 2, 2013, Trust shareholders of record as of the close of business on June 7, 2013 voted to approve the following proposal:

Proposal 1: To approve a new investment Advisory Agreement.

Shares Voted

Shares Voted Against

    In Favor

    or Abstentions

    8,862,905

254, 963

Altegris Equity Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Altegris Equity Long Short Fund (Adviser – Altegris Advisors, LLC)*

In connection with the April 24, 2013 special meeting of the Board of Trustee (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, with respect to the Altegris Equity Long Short Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees revisited their discussions regarding Altegris over the last 12 months, and considered their familiarity with key advisory personnel and that each has approximately 20 years of industry experience.  The Trustees also considered that Altegris has a strong infrastructure with qualified personnel that provides research, operational, sales and marketing, and legal and compliance services to the Fund.  The Trustees also considered that Altegris provides due diligence around asset allocation, sourcing, evaluation of investment managers, investment monitoring, risk management, along with the supervision of sub-advisers.  A representative of Trust management noted that Altegris is professional and proactive in its interactions with management and fund service providers.  The Trustees noted that Altegris manages a robust marketing and distribution plan for the Fund that includes marketing the Fund to Altegris’ affiliated broker-dealers, independent broker-dealers, and making the Fund available for sale on approximately 20 mutual fund “supermarket” platforms.  During their discussion, the Trustees recognized that Altegris has a good fund-raising track record that they expect will continue.  The Trustees remarked that they and the Trust’s chief compliance officer (“CCO”) have had a good working relationship with Altegris personnel since the commencement of the Altegris/Trust relationship.  The Trust’s CCO confirmed that he and his staff had not found any material compliance issues at Altegris in the last year, and that Altegris’ compliance team had developed a strong infrastructure for monitoring overall compliance.  The Trust’s CCO noted that Altegris’ current CCO is also its general counsel.  The Altegris CCO explained that Altegris is in the process of evaluating those responsibilities and is considering the addition of a fully dedicated CCO.  With respect to daily monitoring, the Trustees noted that Altegris has developed internal tools to handle the daily monitoring of compliance and Fund operations to ensure the prospectus and 1940 Act guidelines are adhered to.  The Trustees were pleased that existing key Altegris personnel will continue to have responsibility for managing the business, and that a subset of those will have an equity stake in the firm.  Finally, they noted that a representative of Altegris had confirmed that Altegris could see no reason why the reorganization would impact the firm or Fund shareholders negatively, in fact, Altegris believes it will have a positive impact due to the additional expertise and resources Altegris will have access to.  Based on its previous history with Altegris, the Trustees concluded that Altegris has the capacity to provide the Board and shareholders with high quality services for the Fund.

Performance.  The Trustees reviewed the Fund’s performance and compared it to the performance of its peer group and Morningstar category.  They considered the relatively short duration of performance, but noted positively the Fund’s substantial outperformance as compared to its peer group since its inception, and also that the Fund outperformed the Morningstar Long/Short Equity category over the same period.  The Trustees also considered the Fund’s performance relative to the S&P 500 TR Index noting that although the Fund performance lagged the Index, based on the Fund’s limited net exposure (25-35%) to the equity market, the risk adjusted rate of return was strong compared to S&P 500 TR Index.  The Trustees also reviewed the performance attribution of the Fund’s sub-advisers, noting Altegris’ apparent satisfaction with each sub-adviser’s returns as it had made no recommendation to remove or otherwise change any of the sub-advisers.

Fees and Expenses.  The Trustees noted that Altegris proposed to continue to charge an annual advisory fee of 2.75%.  They compared the Fund’s advisory fee and estimated expense ratio to its peer group, and noted that the fee is

Altegris Equity Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

the highest in its peer group and as high as the highest fee in the Morningstar category.  They acknowledged, however, that the Fund is a novel strategy, and also provides the services of three “best in breed” hedge fund style managers as sub-advisers.  The Trustees agreed that, taking into consideration the Fund’s strong performance and the Fund’s strategy, coupled with the described “best in breed” sub-advisers, the costs are justified.

Economies of Scale.  The Trustees considered whether economies of scale will be reached with respect to the management of the Fund.  The Trustees noted that Altegris indicated its receptiveness to the discussion of breakpoints in the future, but noted the Fund’s current asset levels are not high enough to justify breakpoints at this time. They further noted Altegris continues to waive advisory fees with respect to its management of the Fund.  After discussion, it was the consensus of the Trustees that while breakpoint levels had not been reached at this time, economies of scale should be revisited after the size of the Fund materially increases.

Profitability.  The Trustees considered the anticipated profits Altegris would realize in connection with managing the Fund and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to the Fund. The Trustees acknowledged that Altegris is not yet realizing a profit from its relationship with the Fund.  The Trustees concluded, therefore, that Altegris’ level of profitability from its relationship with the Fund was not excessive.

Conclusion.  Having requested and received such information from Altegris as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Altegris Equity Long Short Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Equity Long Short Fund (Sub-Adviser – Harvest Capital Strategies, LLC)

In connection with the April 24, 2013 special meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and Harvest Capital Strategies, LLC (“Harvest”), with respect to the Altegris Equity Long Short Fund (the “Fund”).  In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services.  The Trustees took into consideration that that Harvest has approximately $1.3 billion in total assets under management for institutions, family-offices and high net worth individuals, and focuses on alternative investments through long short equity hedge funds which account for $750 million in assets and middle-market lending and private equity.  The Trustees reviewed the Harvest personnel who will provide services to the Fund, and concluded that they have the background and experience and the organization has a sufficient infrastructure to conduct research, trading, client service, and compliance support.  The Trustees noted that, on a daily basis, Harvest uses a proprietary dashboard to monitor risk, producing various risk metrics to measure exposure levels and also monitors compliance to the investment limitations and prospectus with any differences reconciled and flagged for remedial action. They further noted that no material compliance or litigation issues have arisen since the last sub-advisory contract approval.  After discussion, the Trustees concluded that Harvest has sufficient infrastructure and

Altegris Equity Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

resources to deliver a high quality level of service to the Fund and shareholders who potentially can benefit from having access to an equity long short hedge fund type strategy.

Performance.  The Trustees reviewed the Fund’s performance and compared it to the performance of its peer group and Morningstar category.  They considered the relatively short duration of performance.  The Trustees reviewed Harvest’s contribution to the Fund’s overall performance and noted its financial sector strategy significantly underperformed the benchmark, and considered Harvest’s risk mitigation most likely cost the Fund some “up-side” performance.  The Trustees considered that by investing in both the financial sector and agricultural sector, Harvest is able to reduce the standard deviation of the portfolio.  They further noted that Harvest’s agricultural sector strategy returned performance more in-line with the benchmark and, on a combined basis, Harvest performed as expected.

Fees and Expenses.  Board considered the fees charged within the peer group and also within the Morningstar category average.  The Board noted that Harvest charges a sub-advisory fee based on the average net assets.  The Trustees noted that the fee charged to the Fund is higher than the average of the peer group, but less than that charged by Harvest for smaller separately managed accounts – for which it charges an incentive fee, and that this allows access to the services of Harvest, and a hedge fund style strategy, by smaller investors at a more competitive rate.  The Trustees concluded that the sub-advisory fee was reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an Advisory Agreement level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability.  The Trustees considered the anticipated profits to be realized by Harvest in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees considered that some of Harvest’s profitability can be attributed to the nominal, incremental cost associated with its management of its allocated portion of the Fund.  Further, they considered, based on the information provided by the sub-adviser, it is apparent that the sub-adviser is giving concessions with respect to profitability relative to the private funds they manage.  After discussion the Trustees concluded that the profit is not unreasonable.

Conclusion. Having requested and received such information from Harvest as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Altegrist Equity Long Short Fund.

Altegris Equity Long Short Fund (Sub-Adviser – OMT Capital Management, LLC)

In connection with the April 24, 2013 special meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and OMT Capital Management, LLC (“OMT”), with respect to the Altegris Equity Long Short Fund (the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services.  The Trustees noted OMT has approximately $300 million in assets under management, and has been providing investment services to institutions and high net worth individuals since 1998 focusing on providing clients with capital appreciation while managing risk and protecting capital.  The Trustees

Altegris Equity Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

reviewed the background and experience of the key personnel at OMT who provide daily servicing to the Fund, and noted OMT will provide investment research and analysis, trading, client service, administration and compliance support to the Fund.  The Trustees considered that OMT utilizes an investment committee in its stock selection process which is aimed to provide an unbiased review and professional opinion of the potential investments with a focus on any inherent risks such as over exposure to market sectors along with product or sector volatility.  They further considered that OMT’s investment committee and its CCO conduct daily reviews of portfolio investments to insure compliance with the Fund’s the investment limitations as described in the prospectus and statement of additional information.  After discussion, the Trustees concluded that given OMT’s hedge fund expertise and experience, shareholders potentially can benefit from having access to a hedge fund type strategy and OMT can provide a level of service consistent with the expectations of the Board and shareholders.

Performance.  The Trustees reviewed the Fund’s performance and compared it to the performance of its peer group and Morningstar category.  They considered the relatively short duration of performance.  The Trustees reviewed OMT’s contribution to the Fund’s overall performance and noted it had substantially underperformed the S&P 500, but considered that its stock picking really is designed to mitigate downside risk which should, and apparently did, cost OMT some upside performance.  After discussion, the Trustees concluded that OMT’s strategy is working as it should be, even though the performance did lag.

Fees and Expenses.  The Trustees considered the fees charged by OMT to Altegris.  The Trustees noted that the fee charged to Altegris is a based fee on assets up to $30 million, and breakpoints thereafter.  They noted OMT provides access to a hedge fund type manager at a competitive rate and, therefore, the Trustees are satisfied that the fee is more than reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an advisory agreement level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  They agreed that Altegris had negotiated breakpoints that appeared reasonable.

Profitability.  The Trustees considered the anticipated profits to be realized by OMT in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted OMT’s reported profit margin in terms of real dollars is modest.  The Trustees agreed that the profit was not excessive.

Conclusion. Having requested and received such information from OMT as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Altegris Equity Long Short Fund.

Altegris Equity Long Short Fund (Sub-Adviser – Visium Asset Management, LP)

In connection with the April 24, 2013 special meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and Visium Asset Management, LP (“Visium”), with respect to the Altegris Equity Long Short Fund (the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Altegris Equity Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Nature, Extent & Quality of Services.  The Trustees discussed Visium’s background and services to be provided in connection with the Fund.  They noted that Visium was founded in 2005 and currently manages over $3.9 billion in assets providing investment management services specializing in hedge fund alternative strategies.  The Trustees reviewed the staffing of key personnel at Visium and took into consideration their many years of experience working for some major financial institutions and managing hedge fund strategies and concluded they have the skill set necessary to provide and conduct research and analysis, portfolio management, compliance support, and risk management to the Fund as a sub-adviser.  They noted that Visium conducts research and analysis resulting in evaluations across various sectors of the economy, industries, businesses, securities markets, and securities it deems as potential investments with a goal of enhanced returns while minimizing negative periods.  They noted Visium has a robust risk management infrastructure utilizing a system that produces risk specific data which is evaluated daily by the Chief Risk Officer and the Risk and Allocation Committee.  They considered that Visium monitors compliance with investment objectives and the prospectus through the use of a third-party platform which conducts pre and post trade analysis and will report any exceptions for remedial action.  The Trustees noted Visium’s recent SEC exam, and reviewed the letter from the staff and Visium’s response.  The Trustees concluded that, with a solid infrastructure and better than satisfactory resources, access to hedge fund expertise and a robust risk management program, Visium has the capacity to deliver a high quality level of service to the Fund and its shareholders.

Performance.  The Trustees reviewed the Fund’s performance and compared it to the performance of its peer group and Morningstar category. They considered the relatively short duration of performance.  The Trustees reviewed Visium’s contribution to the Fund’s overall performance and noted it had contributed positive returns since inception of 5.83%, and had slightly outperformed its benchmark, US OE Long/Short Equity Average (5.17%).  After discussion, the Trustees concluded Visium’s performance was acceptable.

Fees and Expenses.  The Trustees considered the fees charged within the peer group and also within the Morningstar category average.  The Board noted Visium charges an annual sub-advisory fee based on the average net assets.  The Trustees noted that the fee charged to the Fund is less than that charged by Visium to other accounts because no incentive fee is charged and that this allows access to a hedge fund style strategy by retail investors at a more competitive rate.  The Trustees concluded that the sub-advisory fee was reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an Advisory Agreement level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability. The Trustees considered the anticipated profits to be realized by Visium in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted that the profit margin as a percent of revenue and in real dollars is very modest.  The Trustees agreed that the compensation is not excessive.

Conclusion. Having requested and received such information from Visium as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Altegris Equity Long Short Fund.

Altegris Equity Long Short Fund (Sub-Adviser – Chilton Investment Company)

In connection with the June 19, 2013  meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and Chilton Investment Company (“Chilton”), with respect to the Altegris Equity Long Short Fund (the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

Altegris Equity Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees noted that Chilton was founded in 1992, and Chilton (the subsidiary proposed to serve as sub-adviser to the Fund) was formed in 2005.  The Trustees discussed Chilton’s experience, in particular that Chilton currently has $3.8 billion in assets under management and it specializes in managing various long/ short hedge fund strategies with the goal of pursuing capital appreciation in rising markets and preserving capital in declining markets.  The Trustees agreed the firm appears to have a robust infrastructure consisting of dedicated teams providing research and analysis, portfolio management, compliance, risk management, and operations.  The Trustees reviewed personnel who will be responsible for servicing the Fund and noted they have many years of experience in the financial services industry, noting in particular that Chilton has a dedicated Chief Risk Officer who meets with each portfolio manager on a regular basis.  The Trustees discussed the compliance module utilized by Chilton to monitor compliance guidelines and investment limitations, as well as generating proprietary internal risk management reports and portfolio risk metrics.  The Trustees noted by using technology from a third party vendor to monitor Fund compliance and program account guidelines, Chilton is able to systematically identify potential issues and provide a quick resolution.  They noted there were no material compliance or litigation issues reported.  The Trustees also discussed the firm’s CCO and her education.  The Trust’s CCO advised the Trustees he was very impressed with this CCO, she is knowledgeable and well regarded in the industry.  The Trustees concluded that Altegris has found a “best in breed” sub-adviser with robust infrastructure, a long history and solid track record to manage a portion of the Fund and the Trustees believe the Fund and its shareholders have the potential to benefit from the high quality services the sub-adviser can deliver.

Performance. The Trustees reviewed the performance information provided by Chilton for a private hedge fund managed in a manner similar to the strategy to be used by the Fund.  They noted the hedge fund outperformed the S&P 500 since inception in July 1992 (14.28% compared to 8.85%) and over the one-year period (17.05% compared to 13.96%), while performing in-line with the benchmark over the 10-year period and underperforming over the 5-year period.  After further discussion, the Trustees concluded the performance was very good overall, and Chilton appears to be of providing returns that would be consistent with the Fund’s investment objectives.

Fees & Expenses. The Trustees noted the fee Chilton would receive for managing a portion of the Fund.  They considered the fees Chilton charges, including an  incentive fee, for investors in the hedge fund it manages.  After further discussion and considering Altegris’ commitment to continue to negotiate lower sub-advisory fees as the Fund grows, the Trustees concluded the fee to be paid by Altegris was reasonable as it provides shareholders the benefit of a hedge fund style strategy at a lower fee and without an incentive fee.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability.  The Trustees reviewed the profitability analysis provided by Chilton.  They noted the estimated revenue and profit margin based on Chilton’s estimated allocation of Fund assets to the sub-adviser, while not unsubstantial, would also not be unreasonable, considering the high level of quality services expected from this sub-adviser.

Conclusion. Having requested and received such information from Chilton as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Altegris Equity Long Short Fund.

Altegris Equity Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	102

AdvisorOne Funds  (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	102	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (Since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	127

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	127	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	102	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	102	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

Altegris Equity Long Short Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

March 31, 2014

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	102	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Fund’s Statement of Additional Information (“SAI”).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-524-9441.

3/31/14 – NLFT_v3

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

                                                                                    Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C.

1200 Prospect Street, Suite 400

La Jolla, CA 92037

SUB-ADVISORS

Chilton Investment Company, LLC

1290 East Main Street, 1st Floor

Stamford, CT 06092

Harvest Capital Strategies, LLC

600 Montgomery Street, 17th Floor

San Francisco, CA 94111

OMT Capital Management, LLC

One Montgomery Street, Suite 3300

San Francisco, CA 94104

Visium Asset Management, LP

888 7th Avenue, 22nd Floor

New York, NY 10019

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $30,000

(b)

Audit-Related Fees

2013 -  None

(c)

Tax Fees

2014 - $8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $8,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/3/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/3/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/3/14